UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 2026

Booking Holdings Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-36691	06-1528493
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Connecticut Avenue	Norwalk	Connecticut	06854
(Address of principal executive offices)			(zip code)

Registrant's telephone number, including area code: (203) 299-8000

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12  under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered Pursuant to Section 12(b) of the Act:

Title of Each Class:	Trading Symbol	Name of Each Exchange on which Registered:
Common Stock par value $0.008 per share	BKNG	The NASDAQ Global Select Market
4.000% Senior Notes Due 2026	BKNG 26	The NASDAQ Stock Market LLC
1.800% Senior Notes Due 2027	BKNG 27	The NASDAQ Stock Market LLC
0.500% Senior Notes Due 2028	BKNG 28	The NASDAQ Stock Market LLC
3.625% Senior Notes Due 2028	BKNG 28A	The NASDAQ Stock Market LLC
4.250% Senior Notes Due 2029	BKNG 29	The NASDAQ Stock Market LLC
3.500% Senior Notes Due 2029	BKNG 29A	The NASDAQ Stock Market LLC
3.000% Senior Notes Due 2030	BKNG 30	The NASDAQ Stock Market LLC
3.500% Senior Notes Due 2030	BKNG 30A	The NASDAQ Stock Market LLC
4.500% Senior Notes Due 2031	BKNG 31	The NASDAQ Stock Market LLC
3.125% Senior Notes Due 2031	BKNG 31A	The NASDAQ Stock Market LLC
3.625% Senior Notes Due 2032	BKNG 32	The NASDAQ Stock Market LLC
3.250% Senior Notes Due 2032	BKNG 32A	The NASDAQ Stock Market LLC
4.125% Senior Notes Due 2033	BKNG 33	The NASDAQ Stock Market LLC
4.750% Senior Notes Due 2034	BKNG 34	The NASDAQ Stock Market LLC
4.000% Senior Notes Due 2034	BKNG 34A	The NASDAQ Stock Market LLC
3.625% Senior Notes Due 2035	BKNG 35	The NASDAQ Stock Market LLC
3.750% Senior Notes Due 2036	BKNG 36	The NASDAQ Stock Market LLC
3.750% Senior Notes Due 2037	BKNG 37	The NASDAQ Stock Market LLC
4.125% Senior Notes Due 2038	BKNG 38	The NASDAQ Stock Market LLC
4.500% Senior Notes Due 2039	BKNG 39	The NASDAQ Stock Market LLC
4.000% Senior Notes Due 2044	BKNG 44	The NASDAQ Stock Market LLC
3.875% Senior Notes Due 2045	BKNG 45	The NASDAQ Stock Market LLC
4.500% Senior Notes Due 2046	BKNG 46	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.

The 2026 Annual Meeting of Stockholders of the Company was held virtually on June 2, 2026 at www.virtualshareholdermeeting.com/BKNG2026. Stockholders voted on the proposals as described below:

1. The following individuals were elected to the Company’s Board of Directors to serve until the next annual meeting of stockholders and until their successors are elected and qualified.

	FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
Glenn D. Fogel	626,172,624	3,336,143	461,733	39,596,274
Mirian Graddick-Weir	617,626,448	11,873,023	471,029	39,596,274
Kelly Grier	624,491,573	5,001,928	476,999	39,596,274
Robert J. Mylod, Jr.	618,987,796	10,483,969	498,735	39,596,274
Charles H. Noski	568,161,578	60,586,704	1,222,218	39,596,274
Larry Quinlan	601,714,149	27,776,690	479,661	39,596,274
Nicholas J. Read	626,339,985	3,148,650	481,865	39,596,274
Thomas E. Rothman	612,655,856	16,837,680	476,964	39,596,274
Kurt Sievers	626,268,964	3,223,664	477,872	39,596,274
Sumit Singh	624,816,642	4,676,082	477,776	39,596,274
Vanessa A. Wittman	615,332,600	12,632,041	2,005,859	39,596,274

2. An advisory vote to approve 2025 executive compensation was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
567,003,024	61,561,892	1,405,584	39,596,274

3. A proposal to ratify the selection of Deloitte & Touche LLP as the independent registered public accounting firm of the Company for fiscal year 2026 was approved.

FOR	AGAINST	ABSTAIN
610,788,541	57,141,803	1,636,430

4. A proposal to approve an amendment of the Company’s certificate of incorporation to provide for the exculpation of officers was approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
549,857,878	79,183,201	929,421	39,596,274

5. A stockholder proposal requesting a non-binding vote on a proposal to avoid brand damage due to corporate political spending was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
220,677,778	406,392,027	2,900,695	39,596,274

6. A stockholder proposal requesting a non-binding vote on a resolution regarding business operations in illegal settlements was not approved.

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
64,039,145	558,090,578	7,840,777	39,596,274

Item 9.01.     Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

3.1	Amendment to the Restated Certificate of Incorporation of Booking Holdings Inc., dated June 2, 2026
104	Cover Page Interactive Data File - the cover page interactive data file does not appear in the Interactive Data File because its XBRL tags are embedded within the Inline XBRL document.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOOKING HOLDINGS INC.

By:	/s/ Peter J. Millones
	Name:	Peter J. Millones
	Title:	Executive Vice President and General Counsel

Date:  June 2, 2026